UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: May 26, 2006

HEALTHBRIDGE, INC.

(Exact name of registrant as specified in its charter)

TEXAS
(State or other jurisdiction of incorporation or organization)

000-30377 (Commission File Number)	06-1538201 (IRS Employer Identification Number)

Nora Coccaro, Chief Executive Officer
2610-1066 West Hastings Street, Vancouver, British Columbia V6E 3X2
(Address of principal executive offices)

(604) 602-1717
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01           ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 10, 2006, Healthbridge, Inc., (“Healthbridge”) entered into a Securities Exchange Agreement (“Securities Agreement”) with Providence Exploration, LLC (“Providence”) and the membership unit holders of Providence whereby Healthbridge intends to acquire 100% of Providence’s membership units in exchange for 4,286,330 shares of Healthbridge’s common stock. Providence is an oil and gas exploration company headquartered in Dallas, Texas with oil, gas and mineral lease hold interests in Comanche, Hamilton, and Val Verde Counties, Texas.

Effective May 26, 2006, Healthbridge, Providence, and the unit holders of Providence amended the closing date for the Securities Agreement from May 26, 2006 to September 29, 2006.

On April 10, 2006, Healthbridge entered into a Note Exchange Agreement (“Note Agreement”) with the holders of certain promissory notes issued by Providence whereby Healthbridge intends to acquire the outstanding promissory notes from the note holders in exchange for 12,213,670 shares of Healthbridge’s common stock, to be distributed to the note holders as detailed in the Note Agreement. The closing of the Note Agreement is conditioned upon closing concurrently with the Securities Agreement.

Effective May 26, 2006, Healthbridge and the holders of certain promissory notes issued by Providence amended the closing date for the Note Agreement from May 26, 2006 to September 29, 2006.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(c)     The following exhibits are filed herewith:

Exhibit No.	Page No.	Description
10(i)	*

Securities Agreement dated April 10, 2006, between Healthbridge, Providence and the membership unit holders of Providence (filed on Form 8-K with the Securities and Exchange Commission on April 14, 2006).

10(ii)	*

Note Agreement dated April 10, 2006, between Healthbridge and the holders of certain promissory notes issued by Providence (filed on Form 8-K with the Securities and Exchange Commission on April 14, 2006).

10(iii)	4	Amendment to the Terms of the Securities Exchange Agreement dated effective as of May 26, 2006, between Healthbridge, Providence and the membership unit holders of Providence.
10(iv)	5	Amendment to the Terms of the Note Exchange Agreement dated effective as of May 26, 2006, between Healthbridge and the holders of certain promissory notes issued by Providence.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Healthbridge, Inc.                                           Date

By: /s/ Nora Coccaro                                        June 29, 2006

Name: Nora Coccaro

Title: Chief Executive Officer

Exhibit 10(iii)

AMENDMENT TO THE TERMS OF THE SECURITIES EXCHANGE AGREEMENT

DATED EFFECTIVE AS OF MAY 26, 2006

Recitals

A.     Healthbridge, Inc., a Texas corporation (“Company”) and Providence Exploration, LLC, a Texas limited liability company, (“Providence”), and Abram and Shirley Janz, the sole members of Providence (“Sellers”) (each of the parties referred to collectively as “Parties”) are party to that certain Securities Exchange Agreement dated April 10, 2006 in connection with the Company’s intent to acquire Providence as a wholly owned subsidiary (“Agreement”).

B.     Pursuant to Section 2.7 of the Agreement, the Parties intended the closing date of the Agreement to be May 26, 2006 (“Closing Date’).

C.     Pursuant to Section 8.1 of the Agreement, the Parties may agree to a binding amendment to the terms and conditions of the Agreement if the Company, Providence and Sellers execute such amendment.

D.     In order to accommodate certain issues pertaining to the transaction, the Parties desire to amend the Agreement by extending the Closing Date from May 26, 2006 to September 29, 2006

Agreement

1.     In consideration of the foregoing recitals and other valuable consideration, the Parties hereby agree to amend the Agreement pursuant to Section 8.1 thereof, by extending the Closing Date from May 26, 2006 to September 29, 2006, replacing Section 2.7 as follows:

“2.7 Closing Date. The Closing Date of the transaction contemplated hereby shall take place on September 29, 2006, at the offices of Healthbridge, at 11 a.m. Pacific Daylight Time.”

2.     The Agreement is hereby amended and modified for all purposes necessary to effect this change as of June 8, 2006.

3.     All other terms and conditions of the Agreement dated April 10, 2006 remain the same.

Company:                                                                                          Sellers:

HEALTHBRIDGE, INC.

   By: /s/ Nora Coccaro                                                                    /s/ Abram Janz

Nora Coccaro, Chief Executive Officer                                             Abram Janz

Providence:

PROVIDENCE EXPLORATION, LLC

   By: /s/ Abram Janz                                                                       /s/ Shirley Janz

Abram Janz, President                                                                        Shirley Janz

Exhibit 10(iv)

AMENDMENT TO THE TERMS OF THE NOTE EXCHANGE AGREEMENT

DATED EFFECTIVE AS OF MAY 26, 2006

Recitals

A.     Healthbridge, Inc., a Texas corporation (“Company”) and the individuals and entities identified as signatories below (the “Holders”) (each of the parties referred to collectively as “Parties”) are party to that certain Note Exchange Agreement dated April 10, 2006 in connection with the Company’s intent to acquire Providence Exploration, LLC as a wholly owned subsidiary (“Agreement”).

B.     Pursuant to Section 2.7 of the Agreement, the Parties intended the closing date of the Agreement to be May 26, 2006 (“Closing Date’).

C.     Pursuant to Section 8.1 of the Agreement, the Parties may agree to a binding amendment to the terms and conditions of the Agreement if the Parties execute such amendment.

D.     In order to accommodate certain issues pertaining to the transaction, the Parties desire to amend the Agreement by extending the Closing Date from May 26, 2006 to September 29, 2006

Agreement

1.     In consideration of the foregoing recitals and other valuable consideration, the Parties hereby agree to amend the Agreement pursuant to Section 8.1 thereof, by extending the Closing Date from May 26, 2006 to September 29, 2006, replacing Section 2.7 as follows:

“2.7 Closing Date. The Closing Date of the transaction contemplated hereby shall take place on September 29, 2006, at the offices of Healthbridge, at 11 a.m. Pacific Daylight Time.”

2.     The Agreement is hereby amended and modified for all purposes necessary to effect this change as of June 8, 2006.

3.     All other terms and conditions of the Agreement dated April 10, 2006 remain the same.

The Company:

HEALTHBRIDGE, INC.

   By: /s/ Nora Coccaro

            Nora Coccaro

   Chief Executive Officer

Holders:                                                                                              Address:

                                                                                                           c/o Scherrer & Partner

                                                                                                           Bleicherweg 66

/s/ Edward Kneiffel                                                                             8002 Zurich, Switzerland

Edward Kneiffel

                                                                                                          c/o Scherrer & Partner

                                                                                                          Bleicherweg 66

/s/ Christian Diem                                                                               8002 Zurich, Switzerland

Christian Diem

                                                                                                          c/o Scherrer & Partner

                                                                                                          Bleicherweg 66

/s/ George Scherrer                                                                            8002 Zurich, Switzerland

George Scherrer

                                                                                                         c/o Scherrer & Partner

                                                                                                         Bleicherweg 66

/s Markus Muller                                                                               8002 Zurich, Switzerland

Markus Muller

GLOBAL PROJECT FINANCE AG

                                                                                                         Sunnaerai 1

                                                                                                         6072 Sachseln

By: /s/ Christian Russenberger                                                            Switzerland

Name (print): Christian Russenberger

Title: Director

JTE FINANZ AG

                                                                                                          Birmensdorferstrasse 55

                                                                                                          8004 Zurich

By: /s/ JT Eberhard                                                                             Switzerland

Name (print): JT Eberhard

Title: Partner

SWANLAKE INVESTMENTS LIMITED

                                                                                                           Shirley House

                                                                                                           50 Shirley Street

By: /s/ Hans Schopper                                                                         Nassau, Bahamas

Name (print): Hans Schopper

Title: Director

CARRERA INVESTMENTS LIMITED

                                                                                                            Shirley House

                                                                                                            50 Shirley Street

By: /s/ Engelbert Schreiber, Jr.                                                              Nassau, Bahamas

Name (print): Engelbert Schreiber, Jr.

Title: Director

                                                                                                             c/o Thurn & Taxis Capital

                                                                                                             Management AG Vaduz

                                                                                                             Seestrasse 33

/s/ Bo Thorwald Berglin                                                                         CH-8702 Zollikon, Switzerland

Bo Thorwald Berglin

                                                                                                             c/o Thurn & Taxis Capital

                                                                                                             Management AG Vaduz

                                                                                                             Seestrasse 33

/s/ Gosta Wilhelm Bergholtz                                                                   CH-8702 Zollikon, Switzerland

Gosta Wilhelm Bergholtz

                                                                                                             c/o Thurn & Taxis Capital

                                                                                                             Management AG Vaduz

                                                                                                             Seestrasse 33

/s/ Inge Wicki                                                                                       CH-8702 Zollikon, Switzerland

Inge Wicki

                                                                                                            Gartenstrasse 10

/s/ James Ladner                                                                                  CH 8002 Zurich, Switzerland

James Ladner

                                                                                                            709 Garner Place

                                                                                                            Estevan, Saskatchewan

/s/ Neal Bezaire                                                                                   Canada

Neal Bezaire

                                                                                                            709 Garner Place

                                                                                                             Estevan, Saskatchewan

/s/ Norma Bezaire                                                                                 Canada

Norma Bezaire

                                                                                                             RR #5

                                                                                                             Saskatoon, Saskatchewan

/s/ Arden Gibb                                                                                      Canada

Arden Gibb